UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

249 East Grand Avenue

South San Francisco California, 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 266-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EX-10.13(i)

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2012 annual meeting of stockholders of Onyx Pharmaceuticals, Inc., or Onyx, held on May 21, 2012, the stockholders approved an amendment to Onyx’s 2005 Equity Incentive Plan, or the Incentive Plan, to, among other things, increase the aggregate number of authorized shares of common stock available for issuance under the Incentive Plan.

A more detailed summary of the material features of the Incentive Plan is set forth in Onyx’s definitive proxy statement for the annual meeting, filed with the Securities and Exchange Commission, or the SEC, on April 2, 2012, or the Proxy Statement. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached hereto as Exhibit 10.13(i) and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2012 annual meeting of stockholders of Onyx held on May 21, 2012, the stockholders approved the four proposals listed below. The proposals are described in detail in the Proxy Statement filed with the SEC on April 2, 2012. The results of the matters voted upon at the meeting were:

(1)	All of the nominees of the Board of Directors were elected to serve until Onyx’s annual stockholders’ meeting in 2015. The nominees were: Paul Goddard, Ph.D.; 49,965,225 shares of common stock voted for, none against, 1,470,644 withheld, and 6,319,955 broker non-votes; Antonio Grillo-López, M.D.; 51,264,406 shares of common stock voted for, none against, 171,463 withheld, and 6,319,955 broker non-votes; and Wendell Wierenga, Ph.D.; 49,952,121 shares of common stock voted for, none against, 1,483,748 withheld, and 6,319,955 broker non-votes.

The term of office of directors Corinne H. Nevinny and Thomas G. Wiggans continues until Onyx’s annual stockholders’ meeting in 2013. The term of office of directors N. Anthony Coles, M.D., Magnus Lundberg and William R. Ringo continues until Onyx’s annual stockholders’ meeting in 2014.

(2)	The stockholders approved an amendment to the Incentive Plan to, among other things, increase the aggregate number of shares of Common Stock authorized for issuance under the Incentive Plan by 2,000,000 shares: 32,364,132 shares of common stock voted for, 19,064,115 against, 7,622 abstaining, and 6,319,955 broker non-votes.

(3)	The stockholders approved, on an advisory basis, the 2011 compensation of Onyx’s named executive officers as disclosed in the Proxy Statement: 49,203,198 shares of common stock voted for, 1,982,479 against, 250,192 abstaining, and 6,319,955 broker non-votes.

(4)	The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst &Young LLP as Onyx’s independent registered public accounting firm for the fiscal year ending December 31, 2012: 56,577,799 shares of common stock voted for, 1,162,062 against, 15,963 abstaining and zero broker non-votes.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

10.13(i)	2005 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012	ONYX PHARMACEUTICALS, INC.

	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.13(i)	2005 Equity Incentive Plan, as amended